UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07080

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
April 30, 2006


MuniYield Michigan
Insured Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.


MuniYield Michigan Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Portfolio Information as of April 30, 2006


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           87.4%
AA/Aa                                              3.4
A/A                                                4.2
BBB/Baa                                            3.5
BB/Ba                                              1.1
Other*                                             0.4

 * Includes portfolio holdings in short-term investments.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund maintained an above-average distribution rate throughout the period, and our commitment to providing shareholders with attractive income continues to drive portfolio activity.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period ended April 30, 2006, with much of the increase occurring in March and April. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid global and U.S. economic growth and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 4.75% at period-end, and then to 5% on May 10. In response, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, a significant decline in new bond issuance allowed municipal bond prices to improve slightly or decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53% while yields on AAA-rated issues maturing in 10 years rose 16 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier.

The tax-exempt market has continued to enjoy strong investor demand. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, average weekly cash flows into long-term municipal bond funds were over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


Describe conditions in the State of Michigan.

The State of Michigan maintained credit ratings of Aa2, AA and AA with stable outlooks from Moody's, Standard & Poor's and Fitch, respectively. All three agencies downgraded the state in late 2004 or the first quarter of 2005, citing the troubled automotive sector and weak revenue estimates. The performance of the state's economy, which continues to lag the national recovery as well as that of the Great Lakes region, is the key to future ratings action. Given the possibilities of more job losses in the automotive sector and a fiscal crisis in Detroit, at least one of the rating agencies could downgrade Michigan in 2006 or place a negative outlook on the state's credit.

The state recorded its fifth consecutive year of increasing unemployment in 2005, although the rate of annual job losses has declined each year since 2001. While the state has successfully managed its budget through conservative revenue estimates and large spending cuts, the job losses have weighed on revenue collections and could indicate longer-term economic problems for the state. As a short-term measure to avoid further spending cuts, the governor recently vetoed a repeal of the $1 billion business tax. On the upside, Michigan's debt ratios are quite low for a populous state and indicate relative flexibility in the ability to respond to economic downturns. The state's pension system is well funded.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield Michigan Insured Fund, Inc. had net annualized yields of 5.90% and 5.94%, based on a period-end per share net asset value of $15.08 and a per share market price of $14.97, respectively, and $.441 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.37%, based on a change in per share net asset value from $15.32 to $15.08, and assuming reinvestment of all distributions.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



The Fund's total return, based on net asset value, lagged the +1.94% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) We maintained an above-average credit quality profile, consistent with the portfolio's parameters as an insured fund. This continued to negatively impact total return performance compared to our more aggressive peers, as lower-rated issues were among the best performers in the municipal market during the period. The Fund's performance also was hindered by its considerable exposure to the intermediate sector of the municipal yield curve, which underperformed as the curve continued its flattening trend. Nevertheless, we retained many of these bonds in the portfolio, as they provide a meaningful income benefit and their sale could result in material taxable gains as well as declines in the Fund's dividend stream.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Despite the underperformance of the intermediate sector of the yield curve, we chose not to take any drastic action with respect to our exposure to this sector. We believe the Fed's interest rate tightening cycle will end by mid-2006, which may cause the municipal yield curve to steepen somewhat and potentially lead to strong performance in the intermediate maturity range. This would allow the Fund's exposure to this portion of the curve to once more be a positive contributor to overall performance, as well as a source of significant incremental income.

Portfolio activity in recent months largely involved the execution of bond swaps that allowed us to add to the Fund's income stream. We have continued to maintain the Fund's high credit quality. At April 30, 2006, approximately 87.6% of the Fund's assets were rated AAA.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.95% for Series A, 2.94% for Series B, 2.98% for Series C and 2.96% for Series D. The Fed raised the federal funds rate 100 basis points during the six-month period (and an additional 25 basis points on May 10), and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 37.53% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We recently adopted a more positive stance on the municipal market. After 16 consecutive interest rate hikes, the Fed may be nearing a pause in its monetary tightening campaign. We would expect the end of Fed tightening, combined with modest economic growth and muted inflationary pressures, to promote a gradual improvement in tax-exempt bond prices later this year, underpinning our more constructive outlook. Conversely, we would view accelerated economic activity and/or rising wage pressures as signals to return to a more defensive positioning.

Overall, we intend to maintain the Fund's fully invested stance as we seek to enhance shareholder income. Portfolio activity in the months ahead is likely to be driven by our efforts to maintain the Fund's attractive distribution yield.


Fred K. Stuebe
Vice President and Portfolio Manager


May 10, 2006



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 10.66%, before the deduction of Preferred Stock.



Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Schedule of Investments                                          (In Thousands)


    Face
  Amount  Municipal Bonds                                               Value

Michigan--149.0%

          Adrian, Michigan, City School District, GO (d):
 $ 2,000      5% due 5/01/2029                                       $    2,060
   1,600      5% due 5/01/2034                                            1,642

   1,000  Allegan, Michigan, Public School District, GO, 5.75%
          due 5/01/2010 (d)(e)                                            1,074

   1,000  Ann Arbor, Michigan, Public School District, School
          Building and Site, GO, 5% due 5/01/2027                         1,032

   1,000  Birmingham, Michigan, City School District, School
          Building and Site, GO, 5% due 11/01/2033 (d)                    1,030

   1,000  Central Montcalm, Michigan, Public Schools,
          GO, 5.90% due 5/01/2009 (b)(e)                                  1,061

          Delta County, Michigan, Economic Development
          Corporation, Environmental Improvement Revenue
          Refunding Bonds (Mead Westvaco-Escanaba) (e):
   1,500      AMT, Series B, 6.45% due 4/15/2012                          1,664
   2,000      Series A, 6.25% due 4/15/2012                               2,250

          Detroit, Michigan, City School District, GO,
          Series A (e):
   1,000      5.50% due 5/01/2012 (d)                                     1,086
   2,300      (School Building and Site Improvement), 5.375%
              due 5/01/2013 (c)                                           2,496

   2,725  Detroit, Michigan, GO, 5.50% due 4/01/2011 (b)(e)               2,933

   1,000  Detroit, Michigan, Sewer Disposal Revenue Refunding
          Bonds, Senior Lien, Series A, 5% due 7/01/2032 (d)              1,022

          Detroit, Michigan, Water Supply System Revenue Bonds:
   4,375      DRIVERS, Series 200, 7.363% due 7/01/2011 (c)(e)(i)         5,250
   1,250      Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)          1,351
   6,900      Senior Lien, Series A, 5% due 7/01/2034 (b)                 7,045
  14,790      Series B, 5.25% due 7/01/2032 (b)                          15,528
   3,970      Series B, 5% due 7/01/2034 (b)                              4,059

   1,415  Detroit, Michigan, Water Supply System, Revenue
          Refunding Bonds, 6.25% due 7/01/2012 (c)(h)                     1,527

   3,900  Dickinson County, Michigan, Economic Development
          Corporation, Environmental Improvement Revenue
          Refunding Bonds (International Paper Company
          Project), Series A, 5.75% due 6/01/2016                         4,143

   3,100  Dickinson County, Michigan, Healthcare System,
          Hospital Revenue Refunding Bonds, 5.80%
          due 11/01/2024 (g)                                              3,235

   1,610  East Grand Rapids, Michigan, Public School District,
          GO, 5.75% due 5/01/2009 (d)(e)                                  1,701

          Eastern Michigan University, General Revenue
          Refunding Bonds (a):
     590      6% due 6/01/2010 (e)                                          645
     435      6% due 6/01/2020                                              473



    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

          Eastern Michigan University Revenue Bonds,
          Series B (c)(e):
 $ 1,500      5.60% due 6/01/2010                                    $    1,604
   1,310      5.625% due 6/01/2010                                        1,402

          Eaton Rapids, Michigan, Public Schools, School
          Building and Site, GO (d):
   1,325      5.25% due 5/01/2020                                         1,410
   1,675      5.25% due 5/01/2021                                         1,781
   1,700      5% due 5/01/2026                                            1,758
   3,600      5% due 5/01/2029                                            3,708

          Flint, Michigan, Hospital Building Authority, Revenue
          Refunding Bonds (Hurley Medical Center), Series A (g):
     615      5.375% due 7/01/2020                                          626
   1,375      6% due 7/01/2020                                            1,474

   2,200  Fowlerville, Michigan, Community Schools, School
          District, GO, 5% due 5/01/2030 (c)                              2,264

   1,000  Frankenmuth, Michigan, School District, GO, 5.75%
          due 5/01/2010 (c)(e)                                            1,074

   3,650  Gibraltar, Michigan, School District, School Building
          and Site, GO, 5% due 5/01/2028 (c)                              3,762

   1,100  Grand Blanc, Michigan, Community Schools, GO,
          5.625% due 5/01/2020 (c)                                        1,186

          Grand Rapids, Michigan, Building Authority Revenue
          Bonds, Series A (a):
   1,035      5.50% due 10/01/2012 (e)                                    1,128
     665      5.50% due 10/01/2019                                          717
     900      5.50% due 10/01/2020                                          970

   2,070  Grand Valley, Michigan, State University Revenue
          Bonds, 5.50% due 2/01/2018 (c)                                  2,256

   8,425  Greater Detroit, Michigan, Resource Recovery Authority
          Revenue Bonds, DRIVERS, Series 167, 8.368%
          due 12/13/2008 (a)(i)                                           9,456

          Gulf Lake, Michigan, Community School District, School
          Building and Site, GO (d):
   2,000      5% due 5/01/2028                                            2,061
   3,625      5% due 5/01/2030                                            3,731

   4,775  Harper Woods, Michigan, City School District, School
          Building and Site, GO, Refunding, 5% due 5/01/2034 (c)          4,902

   9,325  Hartland, Michigan, Consolidated School District, GO,
          6% due 5/01/2010 (c)(e)                                        10,094

   3,990  Hudsonville, Michigan, Public Schools, School Building
          and Site, GO, 5% due 5/01/2029 (d)                              4,109

   1,575  Jenison, Michigan, Public Schools, Building and Site,
          GO, 5.50% due 5/01/2019 (c)                                     1,691



Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
RIB       Residual Interest Bonds



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Schedule of Investments (continued)                              (In Thousands)


    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

 $   650  Kalamazoo, Michigan, Hospital Finance Authority,
          Hospital Facility Revenue Refunding Bonds (Bronson
          Methodist Hospital), 5.50% due 5/15/2008 (b)(e)            $      678

          Kent, Michigan, Hospital Finance Authority Revenue
          Bonds (Spectrum Health), Series A (e):
   3,000      5.50% due 7/15/2011 (b)                                     3,259
   1,000      5.50% due 7/15/2011                                         1,086

   4,000  Kent, Michigan, Hospital Finance Authority, Hospital
          Revenue Refunding Bonds (Butterworth Hospital),
          Series A, 7.25% due 1/15/2013 (b)                               4,495

   1,510  Lansing, Michigan, Building Authority, GO, Series A,
          5.375% due 6/01/2023 (b)                                        1,613

   1,875  Michigan Higher Education Facilities Authority, Limited
          Obligation Revenue Bonds (Hillsdale College Project),
          5% due 3/01/2035                                                1,892

   2,250  Michigan Higher Education Facilities Authority, Limited
          Obligation Revenue Refunding Bonds (Hope College),
          Series A, 5.90% due 4/01/2032                                   2,343

          Michigan Higher Education Facilities Authority, Revenue
          Refunding Bonds (College for Creative Studies):
   1,235      5.85% due 12/01/2022                                        1,301
   1,145      5.90% due 12/01/2027                                        1,200

   2,500  Michigan Higher Education Student Loan Authority,
          Student Loan Revenue Bonds, AMT, Series XVII-B,
          5.40% due 6/01/2018 (a)                                         2,559

   1,065  Michigan Municipal Bond Authority Revenue Bonds
          (Local Government Loan Program), Group A, 5.50%
          due 11/01/2020 (a)                                              1,130

          Michigan Municipal Bond Authority, Revenue
          Refunding Bonds (Local Government Loan Program),
          Series A:
     150      6.50% due 11/01/2012 (b)                                      150
   1,000      6% due 12/01/2013 (c)                                       1,012
   7,000      6.125% due 12/01/2018 (c)                                   7,083

          Michigan State Building Authority, Revenue
          Refunding Bonds:
   2,500      (Facilities Program), Series I, 5.50%
              due 10/15/2018 (b)                                          2,676
   3,500      (Facilities Program), Series II, 5%
              due 10/15/2029 (b)                                          3,599
   2,500      (Facilities Program), Series II, 5%
              due 10/15/2033 (a)                                          2,582
  11,140      RIB, Series 517X, 6.93% due 10/15/2010 (d)(i)              12,865

          Michigan State COP (a):
   3,000      5.50% due 6/01/2010 (e)                                     3,196
   3,000      5.40% due 6/01/2022 (k)                                     1,396

   2,530  Michigan State Hospital Finance Authority, Hospital
          Revenue Bonds (Mid-Michigan Obligation Group),
          Series A, 5.50% due 4/15/2018 (a)                               2,675

          Michigan State Hospital Finance Authority, Hospital
          Revenue Refunding Bonds:
   2,200      (Crittenton Hospital), Series A, 5.625%
              due 3/01/2027                                               2,315
   2,000      (Sparrow Obligation Group), 5.625%
              due 11/15/2031 (b)                                          2,069



    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

          Michigan State Hospital Finance Authority, Revenue
          Refunding Bonds:
 $10,465      5% due 11/15/2036 (b)                                  $   10,717
   2,715      (Ascension Health Credit), Series A, 5.75%
              due 11/15/2009 (b)(e)                                       2,913
  12,000      (Ascension Health Credit), Series A, 6.125%
              due 11/15/2009 (b)(e)                                      13,020
   2,500      (Ascension Health Credit), Series A, 6.25%
              due 11/15/2009 (b)(e)                                       2,723
   2,200      (Mercy Health Services), Series X, 5.75%
              due 8/15/2009 (b)(e)                                        2,352
   2,000      (Mercy Health Services), Series X, 6%
              due 8/15/2009 (b)(e)                                        2,162
   4,930      (Mercy-Mount Clemens), Series A, 6%
              due 5/15/2014 (b)                                           5,260
   3,000      (Saint John Hospital), Series A, 6%
              due 5/15/2013 (a)(h)                                        3,154
   6,400      (Trinity Health), Series A, 6% due 12/01/2027 (a)           6,974
   1,000      (Trinity Health Credit), Series C, 5.375%
              due 12/01/2023                                              1,042
   5,255      (Trinity Health Credit), Series C, 5.375%
               due 12/01/2030                                             5,475
   3,100      (Trinity Health Credit), Series D, 5% due 8/15/2034         3,151

   5,000  Michigan State Strategic Fund, Limited Obligation
          Revenue Bonds (Ford Motor Company Project), AMT,
          Series A, 6.55% due 10/01/2022                                  4,827

          Michigan State Strategic Fund, Limited Obligation
          Revenue Refunding Bonds:
  10,250      (Detroit Edison Company), AMT, Series A, 5.55%
              due 9/01/2029 (b)                                          10,730
   6,000      (Detroit Edison Company Fund--Pollution),
              Series AA, 6.95% due 5/01/2011 (c)                          6,808
   3,300      (Detroit Edison Pollution Control), Series C, 5.45%
              due 9/01/2029                                               3,374
   2,175      (Dow Chemical Company Project), AMT, 5.50%
              due 12/01/2028                                              2,305

   1,170  Michigan State, HDA, Rental Housing Revenue Bonds,
          AMT, Series A, 5.30% due 10/01/2037 (b)                         1,178

   2,690  Michigan State, HDA, Revenue Refunding Bonds,
          Series C, 5.90% due 12/01/2015 (f)                              2,749

   4,395  Michigan State Trunk Line Fund Revenue Bonds, 5%
          due 9/01/2014 (e)                                               4,676

  15,000  Monroe County, Michigan, Economic Development
          Corp., Limited Obligation Revenue Refunding Bonds
          (Detroit Edison Co. Project), Series AA, 6.95%
          due 9/01/2022 (c)                                              19,162

   1,000  Montrose Township, Michigan, School District, GO,
          6.20% due 5/01/2017 (b)                                         1,159

   1,830  Muskegon Heights, Michigan, Water System Revenue
          Bonds, Series A, 5.625% due 11/01/2010 (b)(e)                   1,970

     235  Northview, Michigan, Public School District, GO,
          Refunding, 5.80% due 5/01/2021 (b)                                240

   1,100  Norway Vulcan, Michigan, Area Schools, GO, 5.90%
          due 5/01/2009 (c)(e)                                            1,169

   1,000  Oak Park, Michigan, Street Improvement, GO, 5%
          due 5/01/2030 (b)                                               1,035



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Schedule of Investments (continued)                              (In Thousands)


    Face
  Amount  Municipal Bonds                                               Value

Michigan (continued)

 $ 5,320  Orchard View, Michigan, Schools, School Building and
          Site, GO, 5% due 5/01/2029 (b)                             $    5,471

   4,835  Ostego, Michigan, Public Schools District, School
          Building and Site, GO, 5% due 5/01/2034 (d)                     4,970

   2,425  Oxford, Michigan, Area Community School District,
          GO, 5.50% due 11/01/2011 (d)(e)                                 2,628

   1,370  Pennfield, Michigan, School District, School Building
          and Site, GO, 5% due 5/01/2029 (c)                              1,411

   1,000  Plainwell, Michigan, Community Schools, School
          District, School Building and Site, GO, 5.50%
          due 11/01/2012 (d)(e)                                           1,092

   3,905  Plymouth-Canton, Michigan, Community School District,
          GO, 5% due 5/01/2029 (c)                                        4,022

     700  Pontiac, Michigan, Tax Increment Finance Authority,
          Revenue Refunding Bonds (Development Area
          Number 2), 5.625% due 6/01/2022 (g)                               734

   1,425  Reed, Michigan, City Public Schools, School Building
          and Site, GO, 5% due 5/01/2014 (d)(e)                           1,515

   2,500  Saginaw, Michigan, Hospital Finance Authority,
          Revenue Refunding Bonds (Covenant Medical Center),
          Series E, 5.625% due 7/01/2013 (b)                              2,640

          Saginaw Valley State University, Michigan, General
          Revenue Refunding Bonds (c):
   2,100      5% due 7/01/2024                                            2,178
   1,445      5% due 7/01/2034                                            1,484

   8,900  Saint Clair County, Michigan, Economic Revenue
          Refunding Bonds (Detroit Edison Company), RIB,
          Series 282, 8.68% due 8/01/2024 (a)(i)                         10,182

   1,300  Southfield, Michigan, Library Building Authority, GO,
          5.50% due 5/01/2010 (b)(e)                                      1,384

          Southfield, Michigan, Public Schools, School Building
          and Site, GO, Series A (d):
   2,900      5.25% due 5/01/2027                                         3,067
   3,500      5% due 5/01/2029                                            3,605

   1,325  Sparta, Michigan, Area Schools, School Building and
          Site, GO, 5% due 5/01/2030 (c)                                  1,364

   2,700  Sturgis, Michigan, Public School District, GO, Refunding,
          5% due 5/01/2030 (c)                                            2,787

   1,100  Waverly, Michigan, Community School, GO, 5.50%
          due 5/01/2010 (c)(e)                                            1,171

  10,660  Wayne Charter County, Michigan, Airport Revenue
          Bonds (Detroit Metropolitan Wayne County), AMT,
          Series A, 5.375% due 12/01/2015 (b)                            11,055

   1,750  Wayne Charter County, Michigan, Detroit Metropolitan
          Airport, GO, Airport Hotel, Series A, 5%
          due 12/01/2030 (b)                                              1,795

          Wayne County, Michigan, Airport Authority Revenue
          Bonds (b):
  12,260      (Detroit Metropolitan Wayne County Airport), AMT,
              5% due 12/01/2034                                          12,437
   6,910      DRIVERS, AMT, Series 1081-Z, 6.349%
              due 6/01/2013 (i)                                           7,607



    Face
  Amount  Municipal Bonds                                               Value

Michigan (concluded)

          West Bloomfield, Michigan, School District, GO
          Refunding (c):
 $ 1,710      5.50% due 5/01/2017                                    $    1,836
   1,225      5.50% due 5/01/2018                                         1,315

   2,405  West Branch-Rose City, Michigan, Area School District,
          GO, 5.50% due 5/01/2009 (c)(e)                                  2,524

   6,075  Western Michigan University Revenue Bonds, 5%
          due 11/15/2035 (c)                                              6,248

   1,600  Zeeland, Michigan, Public Schools, School Building
          and Site, GO, 5% due 5/01/2029 (b)                              1,648


Puerto Rico--7.6%

   6,000  Puerto Rico Commonwealth Highway and
          Transportation Authority, Transportation
          Revenue Refunding Bonds, Series K, 5%
          due 7/01/2040                                                   5,990

  11,700  Puerto Rico Commonwealth Infrastructure
          Financing Authority, Special Tax and Capital
          Appreciation Revenue Bonds, Series A, 4.657%
          due 7/01/2036 (a)(k)                                            2,604

          Puerto Rico Electric Power Authority, Power
          Revenue Bonds:
   1,925      Series RR, 5% due 7/01/2035 (c)                             1,995
   1,270      Trust Receipts, Class R, Series 16 HH,
              7.405% due 7/01/2013 (d)(i)                                 1,487

   2,700  Puerto Rico Electric Power Authority, Power
          Revenue Refunding Bonds, Series SS, 5%
          due 7/01/2030 (d)                                               2,804

   2,790  Puerto Rico Municipal Finance Agency Revenue
          Bonds, Series A, 5% due 8/01/2027 (d)                           2,886

   1,000  Puerto Rico Public Finance Corporation,
          Commonwealth Appropriation Revenue Bonds,
          Series E, 5.70% due 2/01/2010 (e)                               1,068

   2,150  University of Puerto Rico, University Revenue
          Refunding Bonds, Series O, 5.375%
          due 6/01/2030 (b)                                               2,182

          Total Municipal Bonds
          (Cost--$411,832)--156.6%                                      430,156



  Shares
    Held  Short-Term Securities

   1,591  CMA Michigan Municipal Money Fund 3.10% (j)(l)                  1,591

          Total Short-Term Securities
          (Cost--$1,591)--0.6%                                            1,591

Total Investments (Cost--$413,423*)--157.2%                             431,747
Other Assets Less Liabilities--2.9%                                       7,977
Preferred Stock, at Redemption Value--(60.1%)                         (165,090)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  274,634
                                                                     ==========



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Schedule of Investments (concluded)                              (In Thousands)



  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       413,266
                                                    ===============
    Gross unrealized appreciation                   $        19,734
    Gross unrealized depreciation                           (1,253)
                                                    ---------------
    Net unrealized appreciation                     $        18,481
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal
       Money Fund                               $   570          $62


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of April 30, 2006.

  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation
    Pay a fixed rate of 4.416% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                          $   11,000      $   (67)


    See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Statement of Net Assets

As of April 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$411,832,610)                           $   430,156,305
       Investments in affiliated securities, at value (identified cost--$1,590,566)                                     1,590,566
       Cash                                                                                                                86,480
       Receivables:
           Interest                                                                            $     8,215,634
           Securities sold                                                                           1,010,000          9,225,634
                                                                                               ---------------
       Prepaid expenses                                                                                                    11,391
                                                                                                                  ---------------
       Total assets                                                                                                   441,070,376
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward interest rate swaps                                                              67,452
       Payables:
           Securities purchased                                                                      1,037,773
           Investment adviser                                                                          166,885
           Other affiliates                                                                              5,393
           Dividends to Common Stock shareholders                                                           15          1,210,066
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              68,682
                                                                                                                  ---------------
       Total liabilities                                                                                                1,346,200
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.05 per share
       (2,000 Series A Shares, 2,000 Series B Shares, 1,600 Series C Shares)
       and $.10 per share (1,000 Series D Shares) of AMPS* authorized, issued
       and outstanding at $25,000 per share liquidation preference                                                    165,089,822
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   274,634,354
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (18,206,301 shares issued and outstanding)                          $     1,820,630
       Paid-in capital in excess of par                                                                               268,787,335
       Undistributed investment income--net                                                    $     1,764,292
       Accumulated realized capital losses--net                                                   (15,994,146)
       Unrealized appreciation--net                                                                 18,256,243
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  4,026,389
                                                                                                                  ---------------
       Total--Equivalent to $15.08 net asset value per share of Common Stock
       (market price--$14.97)                                                                                     $   274,634,354
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Statement of Operations

For the Six Months Ended April 30, 2006
Investment Income

       Interest                                                                                                   $    10,970,179
       Dividends from affiliates                                                                                           62,496
                                                                                                                  ---------------
       Total income                                                                                                    11,032,675
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,099,704
       Commission fees                                                                                 212,343
       Accounting services                                                                              75,521
       Transfer agent fees                                                                              41,874
       Professional fees                                                                                32,317
       Printing and shareholder reports                                                                 18,404
       Directors' fees and expenses                                                                     13,528
       Custodian fees                                                                                   12,617
       Pricing fees                                                                                      9,755
       Listing fees                                                                                      8,333
       Other                                                                                            27,234
                                                                                               ---------------
       Total expenses before reimbursement                                                           1,551,630
       Reimbursement of expenses                                                                      (12,634)
                                                                                               ---------------
       Total expenses after reimbursement                                                                               1,538,996
                                                                                                                  ---------------
       Investment income--net                                                                                           9,493,679
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          1,130,626
           Forward interest rate swaps--net                                                          (173,991)            956,635
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (4,010,351)
           Forward interest rate swaps--net                                                           (67,452)        (4,077,803)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (3,121,168)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                                         (2,418,504)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     3,954,007
                                                                                                                  ===============
       See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     9,493,679    $    19,600,893
       Realized gain--net                                                                              956,635          4,103,542
       Change in unrealized appreciation/depreciation--net                                         (4,077,803)       (13,931,894)
       Dividends to Preferred Stock shareholders                                                   (2,418,504)        (3,245,894)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,954,007          6,526,647
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (8,184,391)       (17,757,326)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (8,184,391)       (17,757,326)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                614,402            159,122
       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (373,118)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from Capital Stock transactions                   614,402          (213,996)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (3,615,982)       (11,444,675)
       Beginning of period                                                                         278,250,336        289,695,011
                                                                                               ---------------    ---------------
       End of period*                                                                          $   274,634,354    $   278,250,336
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,764,292    $     2,873,508
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Financial Highlights
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    15.32    $    15.96   $    15.94   $    15.74   $    15.81
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net**                                          .52          1.08         1.06         1.10         1.10
       Realized and unrealized gain (loss)--net                        (.18)         (.54)          .03          .15        (.12)
       Dividends to Preferred Stock shareholders from
       investment income--net                                          (.13)         (.18)        (.07)        (.07)        (.11)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .21           .36         1.02         1.18          .87
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.45)         (.98)       (1.00)        (.98)        (.94)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    15.08    $    15.32   $    15.96   $    15.94   $    15.74
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    14.97    $    15.31   $    15.37   $    14.69   $    13.95
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return+++

       Based on net asset value per share                         1.37%+++++         2.24%        7.04%        8.26%        6.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                             .69%+++++         6.10%       11.85%       12.57%        4.77%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement***                        1.11%*         1.10%        1.00%        1.01%        1.04%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.12%*         1.10%        1.02%        1.03%        1.04%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.87%*         6.84%        6.69%        6.83%        7.10%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.75%*         1.13%         .46%         .45%         .70%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders           5.12%*         5.71%        6.23%        6.38%        6.40%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.96%*         1.98%         .95%         .94%        1.40%
                                                                  ==========    ==========   ==========   ==========   ==========


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Financial Highlights (concluded)
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  274,634    $  278,250   $  289,695   $  289,364   $  285,802
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period (in thousands)  $  165,000    $  165,000   $  140,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              5.35%        30.16%       36.63%       33.39%       32.68%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,664    $    2,686   $    3,069   $    3,067   $    3,041
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      366    $      505   $      250   $      240   $      354
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      364    $      480   $      232   $      230   $      362
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      369    $      482   $      226   $      240   $      333
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D++--Investment income--net                         $      367    $      505           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series D was issued on November 22, 2004.

       +++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA Michigan Municipal Money Fund. For the six months ended April 30, 2006, FAM reimbursed the Fund in the amount of $12,634.

For the six months ended April 30, 2006, the Fund reimbursed FAM $4,717 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were $23,188,839 and $26,676,618, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.


Common Stock

Shares issued and outstanding during the six months ended April 30, 2006 increased by 40,195 as a result of dividend reinvestment. Shares issued and outstanding during the year ended October 31, 2005 increased by 10,174 as a result of dividend reinvestment.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows: Series A, 3.60%; Series B, 3.65%; Series C, 3.60%; and Series D, 3.50%.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Notes to Financial Statements (concluded)



Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,000 from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $104,645 as commissions.


5. Capital Loss Carryforward:
On October 31, 2005, the Fund had a net capital loss carryforward of $13,574,845, of which $1,006,344 expires in 2007, $7,490,629 expires in 2008,
$1,124,652 expires in 2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.072000 per share on May 30, 2006 to shareholders of record on May 15, 2006.



MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Proxy Results


During the six-month period ended April 30, 2006, MuniYield Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1.  To elect the Fund's Directors:           Robert C. Doll, Jr.         16,833,306          364,990
                                             Donald W. Burton            16,826,994          371,302
                                             John F. O'Brien             16,835,315          362,981
                                             David H. Walsh              16,834,035          364,261


During the six-month period ended April 30, 2005, MuniYield Michigan Insured
Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on April 28, 2005. With respect to Proposal 2, the proposal was adjourned until May 27, 2005. A description of the proposals and number of shares voted were as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Donald W. Burton, Laurie Simon Hodrick, John F. O'Brien,
   David H. Walsh and Fred G. Weiss                                        6,142                8




MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MIY


Laurie Simon Hodrick resigned as a Director of MuniYield Michigan Insured Fund, Inc. effective May 1, 2006.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD MICHIGAN INSURED FUND, INC.                            APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 22, 2006